Pioneer Select Mid Cap Growth Fund
(formerly, Pioneer Growth Opportunities Fund)
Class A Shares (PGOFX)	Class B Shares (GOFBX)	Class C Shares (GOFCX)
Class R Shares (PGRRX)	Class Y Shares (GROYX)
Summary Prospectus	May 1, 2013 (as revised June 10, 2013)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://us.pioneerinvestments.com/misc/prospectus.jsp. You also can obtain this information at no cost by calling 1-800-225-6292 or by sending an email request to askpioneer@pioneerinvestments.com. The fund’s current prospectus and statement of additional information, dated May 1, 2013, (as revised June 10, 2013), and the independent registered public accounting firm’s report and financial statements in the predecessor fund’s annual report to shareholders dated November 30, 2012, are incorporated by reference into this summary prospectus.
Investment objective
Long-term capital growth.
Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the “Sales charges” section of the prospectus beginning on page 35 and the “Sales charges” section of the statement of additional information beginning on page 51.

Summary Prospectus
Shareowner fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum sales charge (load) when you buy shares (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price or the amount you receive when you sell shares, whichever is less)	None	4%	1%	None	None
Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class R	Class Y
Management Fees	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.30%	1.02%	0.46%	0.44%	0.08%
Total Annual Fund Operating Expenses	1.16%	2.63%	2.07%	1.55%	0.69%
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you redeem your shares					If you do not redeem your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$686	$922	$1,177	$1,903	$686	$922	$1,177	$1,903
Class B	666	1,117	1,495	2,605	266	817	1,395	2,605
Class C	310	649	1,114	2,400	210	649	1,114	2,400
Class R	158	490	845	1,845	158	490	845	1,845
Class Y	70	221	384	859	70	221	384	859
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 137% of the average value of its portfolio. During the most recent fiscal year, the predecessor fund’s portfolio turnover rate was 86%.
Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($24.98 billion as of December 31, 2012) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($19.85 billion as of December 31, 2012) as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The fund’s investments will not be confined to securities issued by companies included in the index. For purposes of the fund’s investment policies, equity securities include common stocks and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. To the extent consistent with its investment objective, the fund may invest in initial public offerings of equity securities.
The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities, issued by both U.S. and non-U.S. issuers, and securities in default.
The fund may invest up to 20% of its net assets in REITs.
The fund may invest up to 20% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Summary Prospectus
The fund may, but is not required to, use derivatives. The fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; and to increase the fund’s return as a non-hedging strategy that may be considered speculative. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.
The fund uses a “growth” style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks the fund’s investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.
The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.
Principal risks of investing in the fund
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.
Market risk. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. Some governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the value and liquidity of certain securities. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected by the countries experiencing these difficulties. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The fund may experience a substantial or complete loss on any individual security.
Mid-size companies risk. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Growth style risk. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

Summary Prospectus
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of investments in REITs. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers.
Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Risks of initial public offerings. Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Expense risk. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Summary Prospectus
Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.
An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The fund's past performance
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell Midcap Growth Index, a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292.
The fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (the predecessor fund) on June 7, 2013. As a result of the reorganization, the predecessor fund’s performance and financial history have become the performance and financial history of the fund. The performance of Class A, Class C and Class Y shares of the fund includes the performance of the applicable class of shares of the predecessor fund prior to the reorganization (which reflects any applicable fee waivers or expense reimbursements), and has not been restated to reflect any differences in expenses.
The predecessor fund did not offer Class B shares or Class R shares. The performance of Class B shares and Class R shares of the fund includes the performance of the predecessor fund's Class A shares prior to the reorganization (which reflects any applicable fee waivers or expense reimbursements), restated to reflect the higher distribution and service fees of Class B shares and Class R shares, respectively (but not other differences in expenses). If all of the expenses of Class B and Class R shares of the fund were reflected, the performance shown would be lower.
The predecessor fund acquired the assets and stated liabilities of Regions Morgan Keegan Select Mid Cap Growth Fund (the RMK fund) on May 15, 2009. In the reorganization, the RMK fund exchanged its assets for shares of the predecessor fund. The performance of Class A, Class C and Class Y shares of the predecessor fund includes the performance of the RMK fund’s Class A, Class C and Class I shares prior to the reorganization. The performance of the RMK fund’s Class A and Class C shares prior to the reorganization has been restated to reflect differences in any applicable sales charges (but not differences in expenses). The performance of the RMK fund’s Class I shares prior to the reorganization has not been restated to reflect any differences in expenses. Morgan Asset Management, Inc. served as the investment adviser to the RMK fund.
The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.
The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.
Annual return Class A shares (%)
(Year ended December 31)

For the period covered by the bar chart:
The highest calendar quarterly return was 23.93% (04/01/2003 to 06/30/2003).
The lowest calendar quarterly return was –23.43% (10/01/2008 to 12/31/2008).

Summary Prospectus
Average annual total return (%)
(for periods ended December 31, 2012)
	1 Year	5 Years	10 Years	Inception Date
Class A				N/A
Return before taxes	4.01	1.68	9.43
Return after taxes on distributions	3.54	1.57	8.72
Return after taxes on distributions and sale of shares	3.22	1.42	8.23
Class B	5.53	2.12	9.26	N/A
Class C	9.22	1.93	9.31	1/7/02
Class R	9.80	2.38	9.53	N/A
Class Y	10.77	3.30	N/A	6/23/04
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	15.81	3.23	10.32	N/A
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C, Class R and Class Y shares will vary.
Management
Investment adviser	Pioneer Investment Management, Inc.
Portfolio management	Ken Winston, Vice President of Pioneer (portfolio manager of the fund since 2013 and its predecessor fund since 2009); Shaji John, Vice President of Pioneer (portfolio manager of the fund and its predecessor fund since 2013) and Jon Stephenson, Vice President of Pioneer (portfolio manager of the fund and its predecessor fund since 2013)

Purchase and sale of fund shares
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund’s transfer agent in writing or by telephone (Pioneer Investment Management Shareholder Services, Inc., P.O. Box 55014, Boston, MA 02205-5014, tel. 1-800-225-6292).
Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. The initial investment for Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount for Class Y shares. There is no minimum investment amount for Class R shares. Effective December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except for reinvestment of dividends and/or capital gains distributions and exchanges for Class B shares of other Pioneer funds.
Tax information
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.
Payments to broker-dealers and other financial intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.

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